UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2008

RENEGY HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33712	20-8987239
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 West Warner Road, Suite 132 Tempe, AZ	85284
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 556-5555

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 22, 2008, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Renegy Holdings, Inc. (the “Registrant”) approved the following compensation arrangements for Robert M. Worsley, President and Chief Executive Officer, Robert W. Zack, Executive Vice President and Chief Financial Officer, and Scott Higginson, Senior Vice President: (i) a salary increase from $300,000 to $400,000, effective March 1, 2008, for Mr. Worsley; (ii) cash bonuses for fiscal 2007 of $112,500, $150,000, and $75,000, for Messrs. Worsley, Zack and Higginson, respectively; and (iii) options to purchase 59,400, 79,200, and 26,400 shares of common stock for Messrs. Worsley, Zack and Higginson, respectively. The cash bonuses and options are awarded in accordance with the terms of each of the named individual’s employment agreement, each of which has been previously filed with the Securities and Exchange Commission.

The options were granted under the Renegy Holdings, Inc. 2007 Equity Incentive Plan (the “Plan”). The options become exercisable in 48 equal monthly installments commencing one month after the date of grant (January 22, 2008) and expire ten years from the date of grant. Each of the options has an exercise price of $5.24 (the closing price of the Registrant’s common stock on January 22, 2008). The exercise of each of the options is conditioned upon the approval by the Board and the Registrant’s stockholders of an amended Plan that includes certain tax provisions not currently included in the Plan, including provisions relating to Section162(m) of the Internal Revenue Code of 1986, as amended, as recommended to the Board by the Committee. In the event such approvals are not obtained, the options will be cancelled. The options granted to Mr. Worsley are nonstatutory stock options under the Plan; the options granted to Messrs. Zack and Higginson are intended to be incentive stock options under the Plan.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	2007 Equity Incentive Plan (Incorporated by reference to Exhibit 10.9 of the Registrant’s Form 10-QSB dated September 30, 2007 and filed with the Securities and Exchange Commission on November 14, 2007).

10.2	Form of Stock Option Agreement (Incorporated by reference to Exhibit 10.10 of the Registrant’s Form 10-QSB dated September 30, 2007 and filed with the Securities and Exchange Commission on November 14, 2007).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENEGY HOLDINGS, INC.

By: /s/ Robert W. Zack
Robert W. Zack
Executive Vice President and Chief Financial Officer

Date: January 25, 2008

EXHIBIT INDEX

Exhibit No.	Description
10.1	2007 Equity Incentive Plan (Incorporated by reference to Exhibit 10.9 of the Registrant’s Form 10-QSB dated September 30, 2007 and filed with the Securities and Exchange Commission on November 14, 2007).

10.2	Form of Stock Option Agreement (Incorporated by reference to Exhibit 10.10 of the Registrant’s Form 10-QSB dated September 30, 2007 and filed with the Securities and Exchange Commission on November 14, 2007).